                                  SCHEDULE 14A
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by Registrant  [X]
Filed by a Party other than the Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                           SELIGMAN CAPITAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)

          _______________________Not Applicable_______________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:

          _____________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          _____________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________
     (5)  Total fee paid:

          ___________________________________________________________

[ ] Fee paid previously with preliminary materials: __________________________ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

           _____________________________________
     (2)   Form, Schedule or Registration Statement No.:

           _____________________________________
     (3)   Filing Party:

           _____________________________________
     (4)   Date Filed:

           _____________________________________

                          Seligman Capital Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

For questions about the proposals or voting your shares, please call Georgeson
  Shareholder Communications, Inc., the Fund's proxy solicitor, toll-free at
                                1-866-469-4442.

                   Notice of Special Meeting of Shareholders
                       to be held on September 25, 2002
To the Shareholders:

    A Special Meeting of Shareholders (the "Meeting") of Seligman Capital Fund, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on September 25, 2002 at 10:00 A.M., for the following purposes:

    (1) To elect twelve Directors;

    (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Fund for 2002;

    (3) To approve or disapprove amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated to increase the management fee payable by the Fund to J. & W. Seligman & Co. Incorporated and to change the method of computing the fee rate;

    (4) To act on proposals to amend or eliminate certain of the Fund's fundamental investment restrictions; and

    (5) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on June 28, 2002 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          /s/ Frank J. Nasta
                                                          Secretary
Dated: New York, New York, August 15, 2002

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

Please indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. In order to avoid the additional expense of further solicitation, we ask your cooperation in responding promptly. A Proxy will not be required for admission to the Meeting.

                                                                August 15, 2002

                          Seligman Capital Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
       Special Meeting of Shareholders to be held on September 25, 2002

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Capital Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on September 25, 2002. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to Shareholders on or about August 15, 2002.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) to approve amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated to increase the management fee payable by the Fund to J. & W. Seligman & Co. Incorporated and change the method of computing the fee rate, (iv) for proposals to amend or eliminate certain of the Fund's fundamental investment restrictions, and (v) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention:
Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

    The close of business on June 28, 2002 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding 25,957,203 shares of Class A capital stock, 7,920,765 shares of Class B capital stock, 7,157,768 shares of Class C capital stock, 3,947,609 shares of Class D capital stock and 520,632 shares of Class I capital stock, each share being entitled to one vote. All such classes will vote together as a single class on all matters brought before the Meeting.

    For all matters on which a vote of a majority of the Fund's shares outstanding and entitled to vote is required (Proposals 3 and 4), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by September 25, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Advisors, Inc. The Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual report to any Shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.

                           A. Election of Directors
                                 (Proposal 1)

    The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

    It is the intention of the persons named in the accompanying form of Proxy to vote for the election of John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, James Q. Riordan, Robert L. Shafer, James N. Whitson and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Messrs. Guidone and Richie, previously has been elected by the shareholders at the Fund's special meeting of shareholders held in 1995. Messrs. Guidone and Richie were elected by the Board on May 16, 2002 and September 21, 2000, respectively. Each of the nominees has been recommended by the Director Nominating Committee of the Board.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

    Information about each of the nominees appears below.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                             Number of
                                                                                                           Portfolios in
                                                                                                               Fund
                                                                                                            Complex to
   Name (Age) and       Length of Time             Principal Occupation(s) During Past 5 Years,             be Overseen
 Position With Fund*  Served as Director               Directorships and Other Information                  by Director
 -------------------  ------------------ ----------------------------------------------------------------- -------------
  Independent Director Nominees

 John R. Galvin (73)     1995 to Date    Dean Emeritus, Fletcher School of Law and Diplomacy at                 61
      Director                           Tufts University, Medford, MA. General Galvin is a Director or
       [PHOTO]                           Trustee of each of the investment companies of the Seligman
                                         Group of Funds.+ He is also Chairman Emeritus of the American
                                         Council on Germany. He was formerly a Governor of the Center for Creative Leadership; a Director of Raytheon Company
                                         (defense and commercial electronics); and a Trustee of the
                                         Institute for Defense Analysis. From June 1987 to June 1992, he
                                         was the Supreme Allied Commander, Europe and the
                                         Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)    1991 to Date    President Emeritus, Sarah Lawrence College, Bronxville, NY.            61
      Director                           Dr. Ilchman is a Director or Trustee of each of the investment
       [PHOTO]                           companies of the Seligman Group of Funds.+ She is also Director of the Jeannette K. Watson Summer Fellowships (summer
                                         internships for college students); a Trustee of Save the Children
                                         (nonprofit child-assistance organization) and the Committee for
                                         Economic Development; a Governor of the Court of Governors,
                                         London School of Economics; and a Director of the Public
                                         Broadcasting Service (PBS). She was formerly the Chairman of the Rockefeller Foundation (charitable foundation) and a Director of New York Telephone Company.

                                                                                                                Number of
                                                                                                              Portfolios in
                                                                                                                  Fund
                                                                                                               Complex to
    Name (Age) and        Length of Time              Principal Occupation(s) During Past 5 Years,             be Overseen
  Position With Fund*   Served as Director                Directorships and Other Information                  by Director
  -------------------   ------------------ ------------------------------------------------------------------ -------------

Frank A. McPherson (69)    1995 to Date    Retired Chairman of the Board and Chief Executive Officer               61
       Director                            of Kerr-McGee Corporation, Oklahoma City, OK (a
        [PHOTO]                            diversified energy company). Mr. McPherson is a Director or
                                           Trustee of each of the investment companies of the Seligman
                                           Group of Funds.+ He is also a Director of Conoco Inc. (oil and gas exploration and production), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma
                                           Chapter of the Nature Conservancy, Oklahoma Medical Research
                                           Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City
                                           Public Schools Foundation and Oklahoma Foundation for
                                           Excellence in Education. He was formerly a Director of
                                           Kimberly-Clark Corporation (consumer products).

  John E. Merow (72)       1968 to Date    Retired Chairman and Senior Partner, Sullivan & Cromwell,               61
       Director                            New York, NY (law firm). Mr. Merow is a Director or Trustee of
        [PHOTO]                            each of the investment companies of the Seligman Group of
                                           Funds.+ He is also a Director of Commonwealth Industries, Inc.
                                           (manufacturer of aluminum sheet products); Director and
                                           Treasurer of the Foreign Policy Association; Director Emeritus of
                                           the Municipal Art Society of New York; Trustee and Secretary of
                                           the U.S. Council for International Business; Trustee of
                                           New York-Presbyterian Hospital; Trustee and Vice Chairman of
                                           New York-Presbyterian Healthcare System, Inc.; and a Member
                                           of the American Law Institute and Council on Foreign Relations.

                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                                Fund
                                                                                                             Complex to
  Name (Age) and       Length of Time              Principal Occupation(s) During Past 5 Years,              be Overseen
Position With Fund*  Served as Director                Directorships and Other Information                   by Director
-------------------  ------------------ ------------------------------------------------------------------- -------------

Betsy S. Michel (60)    1984 to Date    Attorney, Gladstone, NJ. Ms. Michel is a Director or Trustee of          61
      Director                          each of the investment companies of the Seligman Group of
      [PHOTO]                           Funds.+ She is a Trustee of the Geraldine R. Dodge Foundation
                                        (charitable foundation) and World Learning, Inc. (charitable foundation). She was formerly Chairman of the Board of Trustees of St. George's School (Newport, RI).

Leroy C. Richie (60)    2000 to Date    Chairman and Chief Executive Officer, Q Standards                        60
      Director                          Worldwide, Inc., Birmingham, MI (library of technical
      [PHOTO]                           standards). Mr. Richie is a Director or Trustee of each of the investment companies of the Seligman Group of Funds,+ with the exception of Seligman Cash Management Fund, Inc. He is also a
                                        Director of Kerr-McGee Corporation (a diversified energy
                                        company) and Infinity, Inc. (oil and gas services and exploration);
                                        and Director and Chairman of Highland Park Michigan Economic
                                        Development Corp. He was formerly a Trustee of New York
                                        University Law Center Foundation; Vice Chairman of the Detroit
                                        Medical Center and the Detroit Economic Growth Corp.; and
                                        Chairman and Chief Executive Officer of Capital Coating
                                        Technologies, Inc. (applied coating technologies). From 1990 through 1997, Mr. Richie was Vice President and General
                                        Counsel, Automotive Legal Affairs, of Chrysler Corporation.

                                                                                                             Number of
                                                                                                           Portfolios in
                                                                                                               Fund
                                                                                                            Complex to
   Name (Age) and       Length of Time             Principal Occupation(s) During Past 5 Years,             be Overseen
 Position With Fund*  Served as Director               Directorships and Other Information                  by Director
 -------------------  ------------------ ----------------------------------------------------------------- -------------

James Q. Riordan (75)    1991 to Date    Director, various organizations, Stuart, FL. Mr. Riordan is a          61
      Director                           Director or Trustee of each of the investment companies of the
       [PHOTO]                           Seligman Group of Funds.+ He is also a Director or Trustee of the Houston Exploration Company (oil exploration) and the
                                         Committee for Economic Development. He was formerly Vice
                                         Chairman of Mobil Corporation (petroleum and petrochemicals);
                                         Co-Chairman of the Policy Council of the Tax Foundation; a
                                         Director and President of Bekaert Corporation (high-grade steel cord, wire and fencing products); and a Director or Trustee of
                                         Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc.
                                         (business and financial news), KeySpan Corporation (diversified energy and electric company), the Brooklyn Museum and the
                                         Public Broadcasting Service (PBS).

Robert L. Shafer (70)    1980 to Date    Retired Vice President of Pfizer Inc., New York, NY                    61
      Director                           (pharmaceuticals). Mr. Shafer is a Director or Trustee of each of
       [PHOTO]                           the investment companies of the Seligman Group of Funds.+
                                         From 1987 through 1997, Mr. Shafer was a Director of USLIFE
                                         Corporation (life insurance).

James N. Whitson (67)    1993 to Date    Retired Executive Vice President and Chief Operating Officer           61
      Director                           of Sammons Enterprises, Inc., Dallas, TX (diversified holding
       [PHOTO]                           company). Mr. Whitson is a Director or Trustee of each of the investment companies of the Seligman Group of Funds.+ He is also a Director and Consultant of Sammons Enterprises, Inc. and a
                                         Director of C-SPAN (cable television networks) and
                                         CommScope, Inc. (manufacturer of coaxial cable).

                                                                                                                 Number of
                                                                                                               Portfolios in
                                                                                                                   Fund
                                                                                                                Complex to
     Name (Age) and         Length of Time             Principal Occupation(s) During Past 5 Years,             be Overseen
   Position With Fund*    Served as Director               Directorships and Other Information                  by Director
   -------------------    ------------------ ----------------------------------------------------------------- -------------
  Interested Director Nominees

 Paul C. Guidone ** (44)         2002        Managing Director and Chief Investment Officer, J. & W.                60
        Director                             Seligman & Co. Incorporated, New York, NY. Mr. Guidone is
         [PHOTO]                             a Director or Trustee of each of the investment companies of the
                                             Seligman Group of Funds,+ with the exception of Seligman Cash
                                             Management Fund, Inc. He is also a member of the Association of
                                             Investment Management and Research, the New York Society of
                                             Security Analysts and the London Society of Investment
                                             Professionals. He was formerly Deputy Chairman and Group
                                             Chief Executive Officer of HSBC Asset Management and, prior to that, Managing Director and Chief Investment Officer of
                                             Prudential Diversified Investments.

 William C. Morris**(64)     1988 to Date    Chairman, J. & W. Seligman & Co. Incorporated, New York,               61
Director, Chairman of the                    NY. Mr. Morris is Chairman and Chief Executive Officer of each
     Board and Chief                         of the investment companies of the Seligman Group of Funds;+
    Executive Officer                        Chairman of Seligman Advisors, Inc. and Seligman Services, Inc.
         [PHOTO]                             (broker-dealer); and a Director of Seligman Data Corp. He is also
                                             Chairman of Carbo Ceramics Inc. (manufacturer of ceramic
                                             proppants for oil and gas industry) and a Director of Kerr-McGee
                                             Corporation (a diversified energy company).

                                                                                                            Number of
                                                                                                          Portfolios in
                                                                                                              Fund
                                                                                                           Complex to
   Name (Age) and        Length of Time            Principal Occupation(s) During Past 5 Years,            be Overseen
 Position With Fund*   Served as Director              Directorships and Other Information                 by Director
 -------------------   ------------------ --------------------------------------------------------------- -------------

 Brian T. Zino** (49)     1993 to Date    Director and President, J. & W. Seligman & Co.                       61
Director and President                    Incorporated, New York, NY. Mr. Zino is President of each of
       [PHOTO]                            the investment companies of the Seligman Group of Funds,+ with the exception of Seligman Quality Municipal Fund, Inc. and
                                          Seligman Select Municipal Fund, Inc. He is also a Director or
                                          Trustee of each of the investment companies of the Seligman
                                          Group of Funds; Chairman of Seligman Data Corp.; and a
                                          Director of Seligman Advisors, Inc. and Seligman Services, Inc.
                                          (broker-dealer). He is also a Member of the Board of Governors of the Investment Company Institute and Chairman of ICI Mutual
                                          Insurance Company.

--------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.
* The address for each Nominee is 100 Park Avenue, New York, New York 10017. ** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

    Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

Beneficial Ownership of Shares of the Fund and Funds of Complex

    As of June 28, 2002, the Nominees beneficially owned shares of the Fund and the investment companies of the Seligman Group of Funds as follows:

                                                                      Aggregate Dollar Range of
                                                                               Shares
                                           Dollar Range of Common      Owned in Funds Overseen
                                          Shares of the Fund Owned           by Nominee
            Name of Nominee                      by Nominee               in Seligman Group
            ---------------               -------------------------   -------------------------

Independent Director Nominees

John R. Galvin                                   $1-$10,000                $10,001-$50,000
Alice S. Ilchman                               $10,001-$50,000              Over $100,000
Frank A. McPherson                               $1-$10,000                 Over $100,000
John E. Merow                                 $50,001-$100,000              Over $100,000
Betsy S. Michel                               $50,001-$100,000              Over $100,000
Leroy C. Richie                                  $1-$10,000                $10,001-$50,000
James Q. Riordan                                 $1-$10,000                 Over $100,000
Robert L. Shafer                                Over $100,000               Over $100,000
James N. Whitson                               $10,001-$50,000              Over $100,000

Interested Director Nominees

Paul C. Guidone                                $10,001-$50,000            $50,001-$100,000
William C. Morris                               Over $100,000               Over $100,000
Brian T. Zino                                   Over $100,000               Over $100,000

    As of June 28, 2002, all nominees and officers of the Fund as a group owned beneficially less than 1% of the Fund's shares.

    As of June 28, 2002, none of the independent director nominees or their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

Board Committees

    The Board of Directors met six times during 2001.* The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met five times in 2001. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

    Audit Committee. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times in 2001. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

    Director Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors by the Shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from Shareholders submitted in writing to the Secretary of the Fund. The Committee met one time in 2001. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.
--------
*  The Fiscal Year of the Fund is the calendar year.

Executive Officers of the Fund

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

 Name (Age) and Position    Term of Office and
     With the Fund*       Length of Time Served** Principal Occupation During Past Five Years
---------------------------------------------------------------------------------------------
Marion S. Schultheis (56)      1998 to Date       Ms. Schultheis is Managing Director of the
Vice President and                                Manager. She is Vice President and
Portfolio Manager                                 Portfolio Manager of Seligman Growth
                                                  Fund, Inc.; Vice President, Seligman
                                                  Global Fund Series, Inc. and Co-Portfolio
                                                  Manager of its Global Growth Fund; and
                                                  Vice President of Seligman Portfolios, Inc.
                                                  and Portfolio Manager of its Seligman
                                                  Capital Portfolio and Seligman Large-Cap
                                                  Growth Portfolio and Co-Portfolio
                                                  Manager of its Seligman Global Growth
                                                  Portfolio. Ms. Schultheis was formerly
                                                  Managing Director at Chancellor LGT from
                                                  October 1997 until May 1998 and Senior
                                                  Portfolio Manager at IDS Advisory Group
                                                  Inc. from August 1987 until October 1997.

Lawrence P. Vogel (45)       VP: 1992 to Date     Mr. Vogel is Senior Vice President and
Vice President              Treas: 2000 to Date   Treasurer, Investment Companies, of the
and Treasurer                                     Manager and is Vice President and
                                                  Treasurer of each of the investment
                                                  companies of the Seligman Group of Funds
                                                  and of Seligman Data Corp. He was
                                                  formerly Senior Vice President, Finance, of
                                                  the Manager, Seligman Advisors, Inc. and
                                                  Seligman Data Corp.; Vice President and
                                                  Treasurer of Seligman International, Inc.;
                                                  Vice President of Seligman Services, Inc.;
                                                  and Treasurer of Seligman Henderson Co.

Name (Age) and Position   Term of Office and
    With the Fund*      Length of Time Served**  Principal Occupation During Past Five Years
---------------------------------------------------------------------------------------------
  Thomas G. Rose (44)        2000 to Date       Mr. Rose is Senior Vice President, Finance,
  Vice President                                of the Manager, Seligman Advisors, Inc. and
                                                Seligman Data Corp. He is Vice President of
                                                each of the investment companies of the
                                                Seligman Group of Funds. He is also Vice
                                                President of Seligman International, Inc. and
                                                Seligman Services, Inc. Formerly, he was
                                                Treasurer of each of the investment
                                                companies of the Seligman Group of Funds
                                                and Seligman Data Corp.

  Frank J. Nasta (37)        1994 to Date       Mr. Nasta is General Counsel, Senior Vice
  Secretary                                     President, Law and Regulation and Corporate
                                                Secretary of the Manager. He is Secretary of
                                                each of the investment companies of the
                                                Seligman Group of Funds. He is also
                                                Corporate Secretary of Seligman Advisors,
                                                Inc., Seligman Services, Inc., Seligman
                                                International, Inc. and Seligman Data Corp.
                                                He was formerly Corporate Secretary of
                                                Seligman Henderson Co.

--------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

    Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2001, the Fund paid each Director a retainer fee of $1,603. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total Directors' fees paid by the Fund for the fiscal year ended December 31, 2001 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration

--------------------------------------------------------------------------------
        10              Directors and Members of Committees         $18,314

    Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                    Aggregate   Pension or Retirement Benefits Total Compensation From
                   Compensation    Accrued as Part of Fund          Fund and Fund
Name                From Fund              Expenses                   Complex*
----               ------------ ------------------------------ -----------------------
John R. Galvin       $ 1,875                 -0-                       $94,500
Alice S. Ilchman       1,821                 -0-                        88,500
Frank A. McPherson     1,849                 -0-                        90,000
John E. Merow+         1,875                 -0-                        94,500
Betsy S. Michel        1,875                 -0-                        91,500
James C. Pitney+       1,821                 -0-                        87,000
Leroy C. Richie        1,709                 -0-                        90,000
James Q. Riordan       1,821                 -0-                        87,000
Robert L. Shafer       1,793                 -0-                        85,500
James N. Whitson+      1,875                 -0-                        93,000
                     -------
                     $18,314
                     =======

    No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.
--------
* In fiscal year 2001 there were twenty-three registered investment companies (compromising sixty-one portfolios) of the Seligman Group of Funds.

+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $35,056, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2001 of $10,562, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney retired from the Board effective May 16, 2002. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had deferred $18,262, with respect to the Fund, including earnings.

    The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the Nominees.

           The Board Unanimously Recommends that You Vote "FOR" the Election of Each of the Nominees to Serve as Director of the Fund.

             B. Ratification or Rejection of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Fund for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Fund and provided tax-related services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the shareholder service agent for the Fund, which is partially owned by the Fund (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                         Fees for Services to the Fund

    Audit Fees. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $46,000.

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $2,000 for tax-related services.

             Fees for Services to the Affiliated Service Providers

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

 The Board Unanimously Recommends that You Vote "FOR" the Ratification of the
          Selection of Deloitte & Touche LLP as Auditors of the Fund.

 C. Consider Amendments to the Management Agreement to Increase the Management Fee Payable by the Fund and to Change the Method of Computing the Fee Rate
                                 (Proposal 3)

General

    The Board of Directors of the Fund is proposing that shareholders approve amendments to the Management Agreement between the Fund and the Manager, the effect of which would be to increase the management fee payable by the Fund to the Manager and to change the method of computing the fee rate. Shareholders are also being asked to approve the Management Agreement as so amended. The factors considered by the Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, in determining the reasonableness and fairness of the proposed management fee increase are described below under "Factors Considered by the Board of Directors". A copy of the Management Agreement reflecting the proposed amendments is set forth as Exhibit A to this Proxy Statement.

    The Manager manages the Fund under a Management Agreement dated December 29, 1988 as amended April 10, 1991 (the "Management Agreement"). The Manager serves as investment manager for 22 other investment companies registered under the 1940 Act which, together with the Fund, comprise the Seligman Group. The 22 other investment companies registered under the 1940 Act in the Seligman Group of Funds, which offer more than 60 investment portfolios, are Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global

Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman Investment Grade Fixed Income Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. A table setting forth the net assets of other investment companies managed by the Manager which have investment objectives similar to the Fund, and the management fee rate paid by such companies, is attached as Exhibit B to this Proxy Statement. The net asset value of the Fund was approximately $653 million at June 30, 2002. The aggregate net asset value of the Seligman Group companies was approximately $13.6 billion at June 30, 2002. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at June 30, 2002 of approximately $9 billion.

    The management fee rate schedule for the Fund has not been changed since April 10, 1991, when shareholders approved the management fee rate and Fee Base (as defined below) currently in the Management Agreement, although the dollar amount of the management fee paid by the Fund has increased over time as the net assets of the Fund have increased. Continuance of the Management Agreement in its present form has been approved by the Board of Directors each year since 1991, most recently on November 15, 2001. See also "Factors Considered by the Board of Directors--Other Considerations" below.

    The Manager's proposal to increase the management fee and to change the method of computing the fee rate as set forth in the proposed amendments to the Management Agreement was discussed at a meeting of the Board of Directors held on March 21, 2002 and was considered at a meeting of the Board of Directors held on May 16, 2002, at each of which a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager was present, and at meetings of the Board Operations Committee of the Fund (consisting of all the Directors who are not "interested persons" of the Fund or the Manager) held on April 23 and May 15, 2002. Independent legal counsel to the Fund and to the disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and on the Directors' general knowledge of the Manager and the services it provides to the Fund, and no single factor was identified as of paramount importance. At the May 15, 2002 meeting, the Manager, in the course of the deliberations, modified its fee increase proposal to incorporate the breakpoints described herein (the Manager's initial proposal had contemplated breakpoints at higher levels of assets). On May 16, 2002, the Directors unanimously concluded that the proposed amendments to the Management Agreement were fair and reasonable and justified by business considerations and decided to submit the Management Agreement as amended to shareholders for their approval.

Terms of the Management Agreement Other Than Fees

    Under the Management Agreement, the Manager, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund's Prospectus and the requirements of the 1940 Act and other applicable law, manages the affairs of the Fund. In this regard, it is the responsibility of the Manager continuously to provide the Fund with investment management services. These services include investment research, advice and supervision, determining which securities shall be purchased or sold by the Fund, making purchases and sales of securities on behalf of the Fund and determining how any rights of the Fund with respect to securities shall be exercised. As part of these services, the Manager provides the Fund with such office space, together with bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by others retained by the
Fund) and such executive and other personnel as are necessary for the operations of the Fund. The Manager also manages the affairs of Seligman Data Corp. ("Seligman Data"), which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder investment accounts and furnishes data processing, dividend paying, transfer agency, redemption and related services. The Manager also pays the compensation of Directors of the Fund who are employees of, or consultants to, the Manager (i.e., Messrs. Fred E. Brown (Director Emeritus), Guidone, Morris and Zino) and of the president of Seligman Data.

    The Fund is responsible for payment of all its expenses other than those assumed by the Manager. Fund expenses generally consist of direct charges relating to the purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, fees and disbursements of custodians, fees and expenses of attorneys and independent auditors, taxes and governmental fees, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and distributing prospectuses to current shareholders, expenses of shareholders' meetings, fees and expenses of directors who are not employees of, or consultants to, the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Other Fund expenses include credit commitment fees and interest charges, expenses of corporate data processing and related services, the cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase and redemption of shares, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of disbursing dividends and distributions, and member-ship dues in the Investment Company Institute. The Management Agreement does not contain any effective expense limitation provision.

    The Management Agreement continues in effect until December 31, 2002 (December 31, 2003 if the proposed amendments to the Management Agreement are approved) and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act and if the Manager shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. The Management Agreement may be terminated at any time by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

Proposed Fee Increase

    The Current Fee. The Management Agreement provides for a fee, computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund. This percentage, referred to as the management fee rate, is determined by reference to the aggregate net assets (based upon daily valuations) of all U.S. registered investment companies managed by the Manager, referred to as the "Fee Base." The Annual Fee Amount (expressed in dollars), calculated as shown in the following table, is divided by the Fee Base to obtain the management fee rate.

                                                       Annual
                Fee Base                             Fee Amount
                --------                             ----------
                Total investment company net assets:
                First $4 billion at.................    .55%
                Next $2 billion at..................    .50%
                Next $2 billion at..................   .475%
                Thereafter..........................    .45%

    For example, if the Fee Base were $7 billion and the average daily net assets of the Fund were $500 million, then the Annual Fee Amount would be equal to ($4 billion x .55%) + ($2 billion x .50%) + ($1 billion x .475%) or $36.75 million. Dividing this Annual Fee Amount by the Fee Base ($36.75 million/$7 billion) equals a management fee rate of .525% which, when multiplied by the average daily net assets of the Fund (.525% x $500 million), results in a management fee of $2.625 million.

    In 2001, the management fee paid by the Fund amounted to $3,781,012, which was equivalent to an annual rate of .48% of the Fund's average daily net assets. The management fee paid by the Fund for 2001 was calculated based upon a Fee Base, as defined above, of $19,371,581,075. For the six months ended June 30, 2002, the management fee paid by the Fund amounted to $1,816,686, which was equivalent to an annual rate of .48% of the Fund's average daily net assets. The management fee paid by the Fund for the six months ended June 30, 2002 was calculated based upon a Fee Base of $16,245,544,148.

    The Proposed Fee. Under the proposed amendments to the Management Agreement, the management fee rate would no longer be determined by a formula based on the Fee Base. Instead, it would be determined by a formula based solely on the assets of the Fund, with provision for a reduction of the management fee rate as the assets of the Fund grow. The management fee would continue to be computed daily and paid monthly. The following table sets forth the proposed revised schedule of management fee rate percentages.

                                                              Annual
          Net Assets of Fund                                 Fee Rate
          ------------------                                 --------
          First $1.0 billion at.............................   .85%
          Next $1.0 billion at..............................   .80%
          Thereafter........................................   .75%

    If the proposed amendments to the management fee had been in effect throughout 2001, the management fee for that year would have amounted to $6,718,202, which would have been equivalent to an annual rate of .85% of the Fund's average daily net assets of $790,376,651. This would have represented an increase of 78% over the actual management fee of $3,781,012. For the six months ended June 30, 2002, the management fee would have amounted to $3,191,609, which would have been equivalent to an annual rate of .85% of the Fund's average daily net assets of $757,190,357. This would have represented an increase of 76% over the actual management fee of $1,816,686 for that period.

    The following tables show, for the Fund's fiscal year ended December 31, 2001, (a) the actual operating expenses for each class of the Fund's shares as a percentage of average net assets (other than for Class I Shares, which have been offered only since November 30, 2001, in which case actual operating expenses are estimated) and (b) the pro forma operating expenses assuming the proposed amendments to the Management Agreement had been in effect throughout the year.

                                               Class A Shares   Class B Shares
                                              ---------------  ---------------
                                              Actual Pro Forma Actual Pro Forma
                                              ------ --------- ------ ---------
Management Fees..............................   .48%    .85%     .48%    .85%
Distribution and/or Service (12b-1) Fees.....   .25     .25     1.00    1.00
Other Expenses...............................   .35     .35      .35     .35
                                               ----    ----     ----    ----
Total Annual Fund Operating Expenses.........  1.08%   1.45%    1.83%   2.20%
                                               ====    ====     ====    ====

                                               Class C Shares   Class D Shares
                                              ---------------  ---------------
                                              Actual Pro Forma Actual Pro Forma
                                              ------ --------- ------ ---------
Management Fees..............................   .48%    .85%     .48%    .85%
Distribution and/or Service (12b-1) Fees.....  1.00    1.00     1.00    1.00
Other Expenses...............................   .35     .35      .35     .35
                                               ----    ----     ----    ----
Total Annual Fund Operating Expenses.........  1.83%   2.20%    1.83%   2.20%
                                               ====    ====     ====    ====

                                                        Class I Shares
                                                       ---------------
                                                       Actual Pro Forma
                                                       ------ ---------
         Management Fees..............................   .48%    .85%
         Distribution and/or Service (12b-1) Fees.....  none    none
         Other Expenses...............................   .13     .13
                                                        ----    ----
         Total Annual Fund Operating Expenses.........   .61%    .98%
                                                        ====    ====

    Examples: The following illustrates the expenses on a $10,000 investment under the existing and proposed fees and the expenses stated above, assuming
(1) a 5% annual return, and (2) redemption at the end of each time period:

                                        1 Year 3 Years 5 Years 10 Years
                                        ------ ------- ------- --------
         Class A Shares:
           Existing Fee................  $580   $802    $1042   $1730
           Proposed Fee................   616    912     1230    2128

         Class B Shares:
           Existing Fee................   686    876     1190    1951+
           Proposed Fee................   723    988     1380    2344+

         Class C Shares:
           Existing Fee................   383    670     1080    2226
           Proposed Fee................   420    781     1268    2609

         Class D Shares:
           Existing Fee................   286    576      990    2148
           Proposed Fee................   323    688     1180    2534

         Class I Shares:
           Existing Fee................    62    195      340     762
           Proposed Fee................   100    312      542    1201

    The following illustrates, for Class B, Class C and Class D shares, the expenses on a $10,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return, and (2) NO redemption at the end of each time period:

                                        1 Year 3 Years 5 Years 10 Years
                                        ------ ------- ------- --------
         Class B Shares:
           Existing Fee................  $186   $576    $ 990   $1951+
           Proposed Fee................   223    688     1180    2344+

         Class C Shares:
           Existing Fee................   284    670     1080    2226
           Proposed Fee................   321    781     1268    2609

         Class D Shares:
           Existing Fee................   186    576      990    2148
           Proposed Fee................   223    688     1180    2534

--------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

    The purpose of these examples and the tables is to assist investors in understanding the effect of the proposed fee increase on the various costs and expenses of investing in shares of the Fund. THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

Factors Considered by the Board of Directors

    The Board of Directors has considered various matters in determining the reasonableness and fairness of the proposed increase in the management fee payable by the Fund. Independent legal counsel to the Fund and to the disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the disinterested Directors in reaching their decisions. The Board Operations Committee of the Fund, which consists of the disinterested Directors, considered the proposed fee increase at two separate meetings. Each of those meetings included a session with counsel at which representatives of the Manager were not present.

    In reaching its decision, the Board of Directors examined and weighed many factors, including: (1) the nature and quality of the services rendered and the results achieved by the Manager in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) extensive financial, personnel and structural information as to the Manager's organization, including the costs borne by, and profitability of, the Manager and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group; (3) an analysis of the impact of implementing the proposed fee rate changes; (4) information concerning the Fund's expense ratio on both an existing and pro forma basis; (5) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed management fee rates to those paid by similar funds; (6) information provided by the Manager concerning the increased costs associated with high quality investment management and other personnel and the significant infrastructure investments made by the Manager in recent years, including significant technology-related capital and operating expenditures;
(7) the payments received by the Manager and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds; (8) information as to the management fees paid by the other investment companies in the Seligman Group of Funds; (9) the portfolio allocation policies and practices of the Fund and its historical portfolio turnover rates; (10) the organization and financial condition of the Manager;
(11) the fall-out benefits which the Manager and its affiliates receive from the Manager's relationship to the Fund; (12) changes in the mutual fund industry since 1991 that have affected the Fund; and (13) a comparison of the overall profitability of the Manager to the profitability of certain other investment advisers.

    Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

    o Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other funds with comparable objectives and as compared to securities indices. The nature and quality of the investment advice rendered by the Manager as well as the backgrounds of the portfolio managers and other executive personnel of the Manager were also considered by Directors. The Board took into account the investment results of the Fund during the first four months of 2002, in 2001 and in recent years.

    The Fund's average annual total return performance in comparison with the annualized total return performances of (1) the Lipper Multi Cap Growth Funds Average, (2) the Lipper Mid Cap Growth Funds Average, (3) the Lipper Mid Cap Funds Average, and (4) the Russell Midcap Growth Index is set forth below for the 1-, 3-, 5- and 10- year periods ended April 30, 2002:

                                               1 Year  3 Years 5 Years 10 Years
                                               ------  ------- ------- --------
 Lipper Multi Cap Growth Funds Average........ -21.47%  -6.35%   7.21%  10.49%
 Lipper Mid Cap Growth Funds Average.......... -15.79    0.75    8.48   10.20
 Lipper Mid Cap Funds Average................. -16.26    1.66   10.02   10.91
 Russell Midcap Growth Index.................. -15.01   -2.84    7.73   10.86
 Seligman Capital Fund, Inc.--Class
   A* Without Sales Charge.................... -18.99    6.42   12.54   12.10

Source: Lipper Inc., a Reuters Company ("Lipper")
--------
* Returns for Class A shares reflect the effect of the service fee of up to .25% under the Administration, Shareholder Services and Distribution Plan since January 1, 1993, when it was first implemented. Returns reflecting the effect of the sales charge are lower. Returns for the Class B, C and D shares, which commenced offerings at various times since 1993, are lower than those for Class A shares shown in the table above in light of the higher administration, shareholder services and distribution plan fees paid by such shares (1.00% of average daily net assets compared to .25% of average daily net assets in the case of the Class A shares). Returns for the Class I shares, which have been offered since November 30, 2001, are higher than those shown in the table above since such class of shares does not pay a service fee and also pays lower shareholder servicing fees as compared to the other classes.

    The chart above contains information for each of the Lipper Multi Cap Growth Funds Average, the Lipper Mid Cap Growth Funds Average and the Lipper Mid Cap Funds Average. The Fund was classified as a Multi Cap Growth Fund by Lipper from late 1999, when Lipper significantly revised its mutual fund classification categories to reflect the types of securities actually held in mutual fund portfolios (as opposed to a classification system based on funds' stated investment objectives), to May 2002. Comparative information on the Lipper Multi Cap Growth Funds Average has been provided in the Fund's annual report to shareholders since its 2000 annual report. Since May 2002, the Fund has been classified as a Mid Cap Growth Fund by Lipper. The May 2002 Lipper reclassification was based upon Lipper's analysis of the types of securities held in the Fund's portfolio, as of December 31, 2001. Performance information for the Lipper Mid Cap Funds Average is also presented because the Fund continues to be included in this Lipper category, which predates the categories introduced by Lipper in late 1999. The Lipper indices assume investment of dividends and exclude the effect of taxes and sales charges. The Russell Midcap Growth Index is not itself managed or an index of managed funds, and it also does not reflect any fees or expenses.

    As a result of unfavorable market conditions since April 30, 2002, the Fund's performance, as well as the performance of the Lipper Averages and the Russell Midcap Growth Index quoted in the chart above, has been negatively impacted. However, there has been no material change in the Fund's relative position versus these benchmarks during this time.

    In addition, the Board considered the Fund's performance as compared to certain funds marketed through similar sales channels as the Fund and viewed by the Manager as competitors of the Fund.

    o Actual and Pro Forma Management Fees and Expenses. The Board of Directors considered the effect of the proposed management fee increase on the Fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the Fund). The table set forth under "Proposed Fee Increase--The Proposed Fee" on pages 19-20 provides comparative actual and pro forma data for the year ended December 31, 2001, assuming that the proposed fee increase had been in effect throughout the year.

    o Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of the Manager's investment management activities and its financial condition based on unaudited results from 2001 and estimates for 2002. The information considered by the Board of Directors included operating profit margin information for the Manager's investment company business on a consolidated basis both before and after the Manager's net expenditures for marketing. The Board of Directors also reviewed profitability data for 2001 and estimated profitability data for 2002 for the Fund and for all of the Seligman Group investment companies. In addition, such data were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 2002. In assessing this information, the Board disregarded distribution costs in assessing the proposed management fee increase.

    The Board considered the fact that the leader of the current investment team had been in place for four years with favorable investment results, and that the proposed fee increase would enhance the Manager's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. The Board of Directors also recognized that actions taken by the Manager to strengthen its investment company management business had required considerable investment by the Manager in both personnel and infrastructure and that growth in assets under management might enable the Manager to obtain certain economies of scale. The Manager advised the Board that heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds has driven up the costs of attracting and retaining key personnel and that the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. The Manager advised that these competitive and cost factors mitigated its ability to achieve significant and lasting economies of scale.

    Certain assumptions and methods of allocation utilized by the Manager in preparing fund-by-fund data and estimated 2002 results were reviewed by the Board of Directors. The Board reviewed information provided by the Manager explaining the critical assumptions underlying its estimated 2002 results. While the Manager believes that the assumptions and methods of allocation used were reasonable, it noted, and the Board recognized, that other assumptions and estimates may be equally reasonable and lead to different results, considering the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research and other resources of the organization.

    o Comparisons With Other Funds. The Directors considered the management fee schedules, including the breakpoints of such management fee schedules, of other funds in the Lipper Multi Cap Growth Funds and the Lipper Mid Cap Growth Funds universes having net assets of between $100 million and $5 billion. In addition to comparing the proposed management fee schedule for the Fund, the Directors also considered the current effective fee rates paid by such other investment companies and reviewed their operating expense ratios. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Board of Directors believes that the management fee and expense ratios would remain within industry norms. The Board recognized that detailed comparisons to fees paid by other funds is difficult because it is often unclear what services are included in the fees paid by other funds.

    Based upon the data reported by Lipper, the Fund's management fee rate of ..48% in 2001 was in the fourth (lowest) quartile for Class A shares among the other funds in the Lipper Multi Cap Growth Funds and the Lipper Mid Cap Growth Funds universes having net assets of between $100 million and $5 billion. On a pro forma basis giving effect to the proposed management fee increase, the Fund's management fee rate of .85% would have been in the second quartile for Class A shares among the other funds in the Lipper Multi Cap Growth Funds universe having net assets of between $100 million and $5 billion and in the first quartile for Class A shares among the other funds in the Lipper Mid Cap Growth Funds universe having net assets of between $100 million and $5 billion. Based upon the same data, the Fund's ratio of operating expenses to average net assets were 1.08% for Class A for 2001, which was in the fourth (lowest) quartile for Class A shares among the other funds in the Lipper Multi Cap Growth Funds and the Lipper Mid Cap Growth Funds universes having net assets of between $100 million and $5 billion. After giving effect to the proposed management fee increase, the ratio of operating expenses to average daily net assets would have been 1.45% for Class A, which would have been in the second quartile for Class A shares among the other funds in the Lipper Multi Cap Growth Funds and the Lipper Mid Cap Growth Funds universes having net assets of between $100 million and $5 billion. The only difference between Class A shares and Class B, C and D shares are the lower distribution fees for Class A shares (.25% rather than 1.00% of average daily net assets). Additionally, Class I shares have lower expenses than the other classes because that class does not have a distribution fee and has lower operating expenses due to lower shareholder servicing costs.

    o Non-Advisory Services Provided to the Fund. The Directors reviewed the general nature of the non-investment advisory services performed by the Manager. In addition to reviewing such services, the Directors considered the organizational structure employed by the Manager to provide those services. The services provided to the Fund by Seligman Data were also considered.

    o Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc., an affiliate of the Manager, and the 12b-1 fees the Fund pays to Seligman Services, Inc. in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

    o Changes in the Mutual Fund Industry. The Board of Directors considered the effect of changes in the mutual fund industry since the last management fee increase in 1991. Among these, the Directors considered the increased complexity and expense of maintaining a first class investment infrastructure, including the technology and personnel to identify and respond quickly to changes in the investment environment. They also considered the increased complexity and competitiveness in the mutual fund industry that has resulted from the growth in the total assets under management and in the number of funds offered. They evaluated the extent to which this has created an expectation that broker-distributed mutual funds will offer multiple classes of shares and a need for enhanced marketing efforts by the Manager, the increased expense incurred by the Manager and its affiliates (primarily the Fund's distributor, Seligman Advisors Inc.) in connection with such enhanced marketing efforts, and their effectiveness. They evaluated the extent to which actions by the Manager and the Board have increased the diversity of product offerings, pricing options, and distribution channels and re-oriented broker compensation arrangements towards asset-based fees. The Directors considered these factors in assessing the current competitive environment in the mutual fund industry. However, in evaluating the fee increase proposal, the Directors specifically excluded from consideration the Manager's provision of marketing services and its marketing expenditures and their effect on the Manager's profitability.

    o Other Considerations. The Board of Directors also considered that a previous fee increase proposal by the Manager, in 1995, had not been approved by shareholders. The proposal was supported by a substantial majority of shareholders voting at the meeting but less than the required 67% of those present and therefore was not approved and the Management Agreement continued in effect in accordance with its present terms. The Board noted that the Manager's current proposal involved higher proposed fee rates than the proposal made in 1995. In approving higher fee rates than those proposed in 1995, the Board took into account that the Fund has benefited from the Manager's success in the preceding seven years in remaining competitive in attracting and retaining high quality investment and executive personnel and in funding the infrastructure costs of a successful investment management business. During these seven years the costs of remaining competitive have themselves increased and, as a result, the Board of Directors believes that the current fee proposal is fair and reasonable in the current environment notwithstanding that the fee rates are higher than those proposed in 1995.

    The affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

    If approved by shareholders at the Meeting, the proposed amendments to the Management Agreement and the Management Agreement as so amended will become effective on September 26, 2002 or the day following approval if later than September 25, 2002. The Management Agreement, if approved as amended, will continue in effect until December 31, 2003, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. If the amendments are not approved by shareholders, the Management Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

                     The Board Unanimously Recommends That
    You Vote "FOR" the Proposed Changes to the Fund's Management Agreement

           D. Proposals to Amend or Eliminate Certain of the Fund's
                      Fundamental Investment Restrictions
                            (Proposals 4(a) - 4(n))

    The Board has approved, and recommends that shareholders of the Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the Fund.

    The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Fund's current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Fund to operate more efficiently and make it easier to monitor its own compliance.

    The proposed revisions to the Fund's fundamental restrictions are described below. The proposals are organized in three categories:

   .  Fundamental restrictions that the Board recommends amending,

   . Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

   .  Fundamental restrictions that the Board recommends eliminating.

    Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

    Exhibit C contains those of the Fund's current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

    Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, most of the proposed changes are not expected to modify the way the Fund is currently managed. The Manager has recommended to the Board and the Board has authorized the Fund, subject to shareholder approval, to invest in other investment companies and certain options for certain limited purposes in managing the Fund, as discussed below. However, the use of any other types of options or any other types of derivative instruments is subject to the prior approval of the Board. The Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the level of risk associated with investing in the Fund, although the use of certain commodities and options contracts by the Fund would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques, their use may result in losses to the Fund. Nor does the Board anticipate that the proposed changes will, individually or in the aggregate, materially change the manner in which the Fund is managed. If they are adopt-ed, the Fund will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

    For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

    If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit C, will remain unchanged.

              Proposals to Amend Certain Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.

Proposal 4(a): To Amend the Fund's Fundamental Restriction Regarding Investments in Commodities

    The Fund currently has a fundamental restriction that prohibits the Fund from purchasing or selling commodities and commodity contracts.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to allow the Fund to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Fund's ability to purchase or sell commodities or commodities contracts, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to purchase or sell such instruments. In addition, a regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit C, that the Fund may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Fund's use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of the type that the Fund has not previously utilized.

    Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Fund has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

    If shareholders approve this proposal, the Manager intends to seek Board approval for the Fund to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the

Fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the Fund, and only after any of those activities are described in the Fund's Prospectus or Statement of Additional Information filed with the SEC.

Proposal 4(b): To Amend the Fund's Fundamental Restriction Regarding the Purchase of Securities on Margin

    The Fund currently has a fundamental restriction that prohibits the Fund from purchasing securities on margin.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to provide that the Fund may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

    A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

    The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.

Proposal 4(c): To Amend the Fund's Fundamental Restriction Regarding Borrowing

    The Fund currently has a fundamental restriction that prohibits the Fund from borrowing money, except in an amount not to exceed one-third of the value of its total assets, less liabilities other than borrowings.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to allow the Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Fund's ability to engage in such transactions.

    The Fund's present fundamental restriction on borrowing is similar to the limitations imposed by the 1940 Act. The principal difference is that the 1940 Act permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. This temporary borrowing may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

    Currently, the Fund's only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Fund to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

Proposal 4(d): To Amend the Fund's Fundamental Restriction Regarding Lending

    The Fund currently has a fundamental restriction that prohibits the Fund from making loans, with the exception of loans of portfolio securities. Other exceptions to this restriction include the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements or deposits with banks, to the extent that these may be considered loans.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to allow the Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Fund's ability to make loans.

    Lending of portfolio securities may result in income to the Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

    The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

Proposal 4(e): To Amend the Fund's Fundamental Restriction Regarding
Underwriting

    The Fund currently has a fundamental restriction that prohibits the Fund from underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter, under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of a portfolio security.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to allow the Fund to underwrite the securities of other issuers to the extent the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

    The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Fund may technically be considered an underwriter under the federal securities laws.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

Proposal 4(f): To Amend the Fund's Fundamental Restriction Regarding Purchases or Sales of Real Estate

    The Fund currently has a fundamental restriction that prohibits the Fund from purchasing or holding any real estate or real estate investment trusts ("REITs"). Investing in securities secured by real estate, or interests therein, or issued by persons that deal in real estate, or interests therein, however, are exempted from this restriction.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to eliminate the prohibition on investing in REITs.

    A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in a REIT involves certain risks, particularly price volatility. In addition, if the Fund invests in REITs, the Fund's shareholders will bear a proportionate share of the REITs expenses (such as management, legal and audit fees) in addition to the Fund's expenses.

    Because the Manager has no current plans for the Fund to invest in REITs, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

Proposal 4(g): To Amend the Fund's Fundamental Restriction Regarding Diversification

    The Fund currently has a fundamental restriction that prohibits the Fund from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US

Government, its agencies or instrumentalities. The Fund is also prohibited, under this fundamental restriction, from buying more than 10% of the outstanding voting securities of any issuer, or more than 10% of all the securities of any issuer.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to allow the Fund to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

    The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of the Fund's portfolio) are subject to two additional requirements. Specifically, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

    The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the Fund's total assets in the securities of any one issuer.

    Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

Proposal 4(h): To Amend the Fund's Fundamental Restriction Regarding Industry Concentration

    The Fund currently has a fundamental restriction that prohibits the Fund from investing 25% or more of its total assets, at market value, in any one industry.

    The Board recommends that this restriction be amended, as set forth in Exhibit C, to clarify that this 25% limitation on industry concentration does not apply to securities issued or guaranteed by the US Government or any of its agencies or instrumentalities.

    A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

    The Fund does not, under normal market conditions, invest a significant proportion of its assets in US government securities or those issued by its agencies or instrumentalities. It may do so, however, for temporary defensive purposes during times of adverse market conditions. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

 Proposals to Eliminate Certain Fundamental Restrictions Because the Board has
                 Adopted Similar Non-Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Fund's Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the Fund is managed. The Board believes the Fund will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

Proposal 4(i): To Eliminate the Fund's Fundamental Restriction Regarding Short Sales

    The Fund currently has a fundamental restriction that prohibits the Fund from selling securities short or maintaining a short position. Certain state laws previously required the Fund to have a fun-damental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

    The Board recommends that this restriction be eliminated, as set forth in Exhibit C, to allow the Fund to sell securities short or maintain a short position to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to engage in short sales.

    In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

    The use of short sales by the Fund could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position.

    Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

Proposal 4(j): To Eliminate the Fund's Fundamental Restriction Regarding Control or Management of Any Company

    The Fund currently has a fundamental restriction that prohibits it from investing for the purpose of controlling or managing any company. Certain state laws previously required the Fund to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.

    The Board recommends that this restriction be eliminated, as set forth in Exhibit C, to allow the Fund to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to invest for the purpose of controlling or managing any company.

    If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

    The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.

                Proposals to Eliminate Fundamental Restrictions

    The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Fund and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Fund.

Proposal 4(k): To Eliminate the Fund's Fundamental Restriction Regarding Transactions in Options

    The Fund currently has a fundamental restriction that prohibits the Fund from writing or purchasing put, call, straddle or spread options. The exception to this restriction permits the Fund to sell covered call options listed on a national securities exchange or quoted on Nasdaq and to purchase closing call options so listed or quoted.

    The Board recommends that this restriction be eliminated to allow the Fund to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in options transactions, although the Fund would be required to satisfy certain requirements as described in Proposal 4(c) in order to en-gage in options transactions. As discussed below, the Board has adopted a non-fundamental policy regarding the Fund's use of derivatives, under which the Fund may not engage in new types of derivative transactions, including those involving options, without the Board's approval.

    An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

    Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

    Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

    Under the Fund's derivatives policy, the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized. Pursuant to this policy, the Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Because of the substantial risks involved in options transactions, options will be utilized only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the Fund's use of options that the Board has approved will broaden the scope of the securities or instruments in which the Fund may invest and may affect the day-to-day management of the Fund and its investment performance.

Proposal 4(l): To Eliminate the Fund's Fundamental Restriction Regarding Investment in Other Investment Companies

    The Fund currently has a fundamental restriction that prohibits the Fund from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors.

    The Board recommends that this restriction be eliminated to allow the Fund to invest in securities issued by other investment companies to the extent permissible under applicable law.

    The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

    If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses.

    The Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to invest, from time to time, in exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Investments in ETFs are relatively liquid and may be attractive to the Fund at certain times. For example, the Fund might temporarily invest cash in an ETF before the cash is used to meet redemption requests or to pay dividends. In this way, the cash may be invested in securities that the Manager expects to earn a return that is better aligned with the Fund's investment objective than alternative short-term investments. Eliminating this fundamental restriction is not otherwise expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

Proposal 4(m): To Eliminate the Fund's Fundamental Restriction Regarding Unseasoned Companies

    The Fund currently has a fundamental restriction that prohibits the Fund from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years. Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

    The Board recommends that this restriction be eliminated to allow the Fund to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the Fund's investment objectives unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the Fund's ability to invest in unseasoned companies.

    Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

    The Manager has advised the Board that it does not currently anticipate any significant increase in the Fund's investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. However, the Fund's holdings of unseasoned companies may increase in the future if appropriate investment opportunities arise.

Proposal 4(n): To Eliminate the Fund's Fundamental Restriction
Regarding Mortgages and Pledges

    The Fund currently has a fundamental restriction that prohibits the Fund from mortgaging or pledging any of its assets. Exceptions to this restriction include permitted borrowings of up to 15% of its total assets on a secured basis and entering into escrow arrangements in connection with the sales of permitted call options.

    The Board recommends that this restriction be eliminated to allow the Fund to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to mortgage or pledge assets. The Fund may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the Fund's investment activities.

    Mortgages and pledges of assets can involve substantial risks. In particular, if the Fund were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Fund's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Fund's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the Fund's investment activity.

  The Board Unanimously Recommends that You Vote "FOR" Proposals 4(a) - 4(n)

                               E. Other Matters

    The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Shareholder proposal properly presented at the Meeting.

    A Shareholder proposal intended to be represented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                  F. Expenses

    The Fund will bear the cost of soliciting Proxies except as noted below. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in soliciting shareholders on behalf of the Fund at an anticipated cost of $65,000. The Manager will pay the portion of Georgeson's costs attributable to Proposal 3. All other costs of Georgeson will be paid by the Fund.

                                          By order of the Board of Directors,

                                          /s/ Frank J. Nasta
                                                                      Secretary

                               -----------------

    It is important that Proxies be returned promptly. All Shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions. A Proxy is not required for admission to the Meeting.

                                   EXHIBIT A

             (Language proposed to be deleted is in [brackets] and
                 language proposed to be added in underlined.)
                                                  ----------

                             MANAGEMENT AGREEMENT

    MANAGEMENT AGREEMENT, dated as of December 29, 1988, and amended April 10,
1991 and       , 2002, between SELIGMAN CAPITAL FUND, INC., a Maryland
     ----------------
corporation (the "Corporation"), and J.&W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Duties of the Manager. The Manager shall manage the affairs of the Corporation including, but not limited to, continuously providing the Corporation with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Corporation, making purchases and sales of securities on behalf of the Corporation and determining how voting and other rights with respect to securities of the Corporation shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus of the Corporation and the requirements of the Investment Company Act of 1940 (the "Act") and other applicable law. In performing such duties, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Corporation) and such executive and other personnel as shall be necessary for the operations of the Corporation. The Manager shall also, if requested by and subject to the control of the Board of Directors of Seligman [Union] Data Corp.
                                             --------              -----
    [Service Center, Inc.] ("Data"), manage the affairs of Data and provide Data with such office management, personnel, reproduction, employee cafeteria and internal legal services and such senior executive officers (other than vice presidents) as may be necessary for the operation of Data, and with a treasurer, a corporate secretary and a principal operating officer.

2. Expenses. The Manager shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay any salaries, fees and expenses of the directors of the Corporation who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Corporation, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

3.  Compensation.

    (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, the Corporation will pay to the Manager promptly after the end of each month a fee, calculated on each day during such month, on the basis of
                                                               ---------------
        the Corporation's net assets at the close of business on the previous
        ---------------------------------------------------------------------
        day, at an annual rate of .85% of the Corporation's average daily net
        ---------------------------------------------------------------------
        assets on the first $1,000,000,000 of net assets, .80% of the
        -------------------------------------------------------------
        Corporation's average daily net assets on the next $1,000,000,000
        -----------------------------------------------------------------
        and .75% of the Corporation's average daily net assets in excess of
        -------------------------------------------------------------------
        $2,000,000,000. [equal to the Applicable Percentage of the daily net
        ---------------
        assets of the Corporation at the close of business on the previous business day.]

   [(b) As used herein.

       (1) The term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base.

       (2) The term "Fee Amount" means the sum of the following:

           .55 of 1% on an annual basis of the first $4,000,000,000 of Fee Base, .50 of 1% on an annual basis of the next $2,000,000,000 of Fee Base, .475 of 1% on an annual basis of the next $2,000,000,000 of Fee
           Base, and
           .45 of 1% on an annual basis of Fee Base in excess of $8,000,000,000.

       (3) The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).]

(b)[(c)] If the Manager shall serve hereunder for less than the whole of any
---      month, the fee hereunder shall be prorated.

4. Purchase and Sale of Securities. The Manager shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including the Manager or an affiliate of the Manager) as the Manager shall deem appropriate in order to carry out the policy with respect to brokerage as set forth in the Registration Statement and Prospectus of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision it is recognized that the Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

    Notwithstanding the above, it is understood that it is desirable for the Corporation that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to other clients as well as to the Corporation.

    The placing of purchase and sale orders may be carried out by the Manager or any wholly-owned subsidiary of the Manager.

    If, in connection with purchases and sales of securities for the Corporation, the Manager or any subsidiary of the Manager may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Manager shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Manager pursuant to Section 3 hereof.

    Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

5. Term of Agreement. This Agreement shall continue in full force and effect until December 31 [29], 2003 [1992] and from year to year thereafter if
                   --       ----
    such continuance is approved in the manner required by the Act and if the Manager shall not have notified the Corporation in writing at least 60 days prior to such December 31 [29] or prior to December 31 [29] of any year
                           --                           --
    thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Manager by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation (as defined by the Act). This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

6. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    IN WITNESS WHEREOF, the Corporation and the Manager have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       SELIGMAN CAPITAL FUND, INC.

                                       By ___________________________________

                                       J. & W. SELIGMAN & CO. INCORPORATED

                                       By ___________________________________

                                   EXHIBIT B

    The table below sets forth the net assets and the management fee rate paid to the Manager for 2001 for Seligman Capital Fund, Inc. and the other investment companies which have investment objectives similar to Seligman Capital Fund, Inc.

                                                         Approximate Net Assets     2001 Management Fee
                                                         as of December 31, 2001    as a Percentage of
Name of Investment Company                                   (000's Omitted)     Average Daily Net Assets*
--------------------------                               ----------------------- -------------------------
Seligman Capital Fund, Inc..............................       $  805,416                  0.48%
Seligman Capital Portfolio of Seligman Portfolios, Inc..            7,103                  0.40
Seligman Communications and Information Fund, Inc.......        6,322,412                  0.85
Seligman Communications and Information Portfolio of
  Seligman Portfolios, Inc..............................          129,960                  0.75
Seligman Frontier Fund, Inc.............................          182,113                  0.95
Seligman Frontier Portfolio of Seligman Portfolios, Inc.           13,174                  0.75
Seligman Growth Fund, Inc...............................          826,853                  0.70
Seligman Large-Cap Growth Portfolio of Seligman
   Portfolios, Inc......................................            3,930                  0.70
Tri-Continental Corporation.............................        2,911,292                  0.40
Seligman Global Growth Fund, a series of Seligman
  Global Fund Series, Inc...............................          133,890                  1.00
Seligman Global Growth Portfolio of Seligman
  Portfolios, Inc.......................................            4,659                  1.00
Seligman Global Smaller Companies Fund, a series
  of Seligman Global Fund Series, Inc...................          260,312                  1.00
Seligman Global Smaller Companies Portfolio of
  Seligman Portfolios, Inc..............................           10,017                  1.00
Seligman Global Technology Fund, a series of Seligman
  Global Fund Series, Inc...............................          927,495                  1.00
Seligman Global Technology Portfolio of Seligman
  Portfolios, Inc.......................................           21,752                  1.00
Seligman Large-Cap Value Fund, a series of Seligman
  Value Fund Series, Inc................................          296,355                  0.80
Seligman Large-Cap Value Portfolio of Seligman
  Portfolios, Inc.......................................            7,708                  0.80

                                                    Approximate Net Assets     2001 Management Fee
                                                    as of December 31, 2001    as a Percentage of
Name of Investment Company                              (000's Omitted)     Average Daily Net Assets*
--------------------------                          ----------------------- -------------------------
Seligman Small-Cap Value Fund, a series of Seligman
  Value Fund Series, Inc...........................         191,587                   1.00
Seligman Small-Cap Value Portfolio of Seligman
  Portfolios, Inc..................................         105,268                   1.00

--------
* The Manager has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

    Seligman Capital Fund, Inc. pays the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the aggregate net assets of all of the investment companies managed by the Manager (the "Fee Base"). This percentage, referred to as the management fee rate, is 0.55% on the first $4 billion of the Fee Base, declining to 0.45% of the Fee Base in excess of $8 billion.

    The following investment companies listed above pay the Manager a fee, calculated daily and payable monthly, at the fee rates as follows:

    Seligman Communications and Information Fund, Inc. -- 0.90% of such Fund's average daily net assets on the first $3 billion of net assets, 0.85% of such Fund's average daily net assets on the next $3 billion of net assets and 0.75% of such Fund's average daily net assets in excess of $6 billion of net assets.

    Seligman Frontier Fund, Inc. -- 0.95% of such Fund's average daily net assets on the first $750 million of net assets and 0.85% of such Fund's average daily net assets in excess of $750 million of net assets.

    Seligman Growth Fund, Inc. -- 0.70% of such Fund's average daily net assets on the first $1 billion of net assets, 0.65% of such Fund's average daily net assets on the next $1 billion of net assets and 0.60% of such Fund's average daily net assets in excess of $2 billion of net assets.

    Tri-Continental Corporation -- 0.45% on the first $4 billion of the Fee Base (as defined above), 0.425% on the next $2 billion of the Fee Base, 0.40% of the next $2 billion of the Fee Base, and 0.375% of the Fee Base in excess of $8 billion.

    Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman Global Technology Fund are each series of Seligman Global Fund Series, Inc. The Manager's fee with respect to the series of Seligman Global Fund Series, Inc. is equal to, in the case of Seligman Global Growth Fund and Seligman Global Smaller Companies Fund, 1.00% of such Funds' average daily net assets on the first $1 billion of net assets, 0.95% of such Funds' average daily net assets on the next $1 billion of net assets and 0.90% of such Funds' average daily net assets in excess of $2 billion of net assets and, in the case of the Seligman Global Technology Fund, 1.00% of such Fund's average daily net assets on the first $2 billion of net assets, 0.95% of such Fund's average daily net assets on the next $2 billion of net assets and 0.90% of such Fund's average daily net assets in excess of $4 billion of net assets.

    Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund are each series of Seligman Value Fund Series, Inc. The Manager's fee with respect to Seligman Large-Cap Value Fund is equal to 0.80% of such Fund's average daily net assets and with respect to Seligman Small-Cap Value Fund is equal to 1.00% of such Fund's average daily net assets.

    Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products. The Manager's fee with respect to the portfolios of Seligman Portfolios, Inc. listed above is as follows:

    Seligman Capital Portfolio -- 0.40% of such Portfolio's average daily net assets.

    Seligman Communications and Information Portfolio -- 0.75% of such Portfolio's average daily net assets.

    Seligman Frontier Portfolio -- 0.75% of such Portfolio's average daily net assets.

    Seligman Large-Cap Growth Portfolio -- 0.70% of such Portfolio's average daily net assets on the first $1 billion of net assets, 0.65% of such Portfolio's average daily net assets on the next $1 billion of net assets and 0.60% of such Portfolio's average daily net assets in excess of $2 billion of net assets.

    Seligman Global Growth Portfolio -- 1.00% of such Portfolio's average daily net assets on the first $1 billion of net assets, 0.95% of such Portfolio's average daily net assets on the next $1 billion of net assets and 0.90% of such Portfolio's average daily net assets in excess of $2 billion of net assets.

    Seligman Global Smaller Companies Portfolio -- 1.00% of such Portfolio's average daily net assets on the first $1 billion of net assets, 0.95% of such Portfolio's average daily net assets on the next $1 billion of net assets and 0.90% of such Portfolio's average daily net assets in excess of $2 billion of net assets.

    Seligman Global Technology Portfolio -- 1.00% of such Portfolio's average daily net assets on the first $2 billion of net assets, 0.95% of such Portfolio's average daily net assets on the next $2 billion of net assets and 0.90% of such Portfolio's average daily net assets in excess of $4 billion of net assets.

    Seligman Large-Cap Value Portfolio -- 0.80% of such Portfolio's average daily net assets on the first $500 million of net assets, 0.70% of such Portfolio's average daily net assets on the next $500 million of net assets and 0.60% of such Portfolio's average daily net assets in excess of $1 billion of net assets.

    Seligman Small-Cap Value Portfolio -- 1.00% of such Portfolio's average daily net assets on the first $500 million of net assets, 0.90% of such Portfolio's average daily net assets on the next $500 million of net assets and 0.80% of such Portfolio's average daily net assets in excess of $1 billion of net assets.

    The Manager has proposed to raise the management fee rate for Seligman Capital Fund, Inc. to 0.85% of such Fund's average daily net assets on the first $1 billion of net assets, 0.80% of such Fund's average daily net assets on the next $1 billion of net assets and 0.75% of such Fund's average daily net assets in excess of $2 billion of net assets.

                                   EXHIBIT C

         FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

    The following chart outlines the Fund's current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 4(a) through 4(n) in the Proxy Statement.

             Current Restrictions                                 Proposed Restrictions
---------------------------------------------------------------------------------------------------------------
(a) The Fund may not purchase or sell commodities         The Fund may not purchase or sell commodities
    and commodity contracts.                              or commodity contracts, except to the extent
                                                          permissible under applicable law and
                                                          interpretations, as they may be amended from
                                                          time to time.

                                                          In addition, the Board has adopted the following
                                                          non-fundamental policy: The Fund may purchase
                                                          and sell commodities and commodity contracts
                                                          only to the extent that such activities do not result
                                                          in the Fund being a "commodity pool" as defined
                                                          in the Commodity Exchange Act and the
                                                          Commodity Futures Trading Commission's
                                                          regulations and interpretations thereunder.

                                                          The Fund has adopted the following non-
                                                          fundamental policy: The Manager must seek
                                                          Board approval to invest in any new type of
                                                          commodity if it is of the type the Fund has not
                                                          previously utilized.
---------------------------------------------------------------------------------------------------------------
(b) The Fund may not purchase securities on               The Fund may not purchase securities on margin
    "margin."                                             except as permitted by the 1940 Act or any rule
                                                          thereunder, any SEC or SEC staff interpretations
                                                          thereof or any exemptions therefrom which may
                                                          be granted by the SEC.
---------------------------------------------------------------------------------------------------------------
(c) The Fund may not borrow money, except in an           The Fund may not issue senior securities or
    amount not to exceed one-third of the value of its    borrow money, except as permitted by the 1940
    total assets, less liabilities other than borrowings. Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions
                                                          therefrom which may be granted by the SEC.
---------------------------------------------------------------------------------------------------------------

             Current Restrictions                               Proposed Restrictions
-----------------------------------------------------------------------------------------------------------
(d) The Fund may not make loans, except loans of        The Fund may not make loans, except as
    portfolio securities and except to the extent the   permitted by the 1940 Act or any rule thereunder,
    purchase of notes, bonds or other evidences of      any SEC or SEC staff interpretations thereof or
    indebtedness, the entry into repurchase             any exemptions therefrom which may be granted
    agreements or deposits with banks may be            by the SEC.
    considered loans.
-----------------------------------------------------------------------------------------------------------
(e) The Fund may not underwrite the securities of       The Fund may not underwrite the securities of
    other issuers, except insofar as the Fund may be    other issuers, except insofar as the Fund may be
    deemed an underwriter, under the 1933 Act, in       deemed an underwriter under the 1933 Act in
    disposing of a portfolio security.                  disposing of a portfolio security or in connection
                                                        with investments in other investment companies.
-----------------------------------------------------------------------------------------------------------
(f) The Fund may not purchase or hold any real          The Fund may not purchase or hold any real
    estate, except the Fund may invest in securities    estate, except the Fund may invest in securities
    secured by real estate, or interests therein, or    secured by real estate or interests therein or
    issued by persons (other than real estate           issued by persons (including real estate
    investment trusts) that deal in real estate, or     investment trusts) which deal in real estate or
    interests therein.                                  interests therein.
-----------------------------------------------------------------------------------------------------------
(g) The Fund may not invest more than 5% of its         The Fund may not make any investment
    total assets (taken at market) in securities of any inconsistent with the Fund's classification as a
    one issuer, other than the US Government, its       diversified company under the 1940 Act.
    agencies or instrumentalities, and buy more than
    10% of the outstanding voting securities or more
    than 10% of all the securities of any issuer.
-----------------------------------------------------------------------------------------------------------
(h) The Fund may not invest more than 25% of total      The Fund may not invest more than 25% of its
    assets, at market value, in any one industry.       total assets, at market value, in the securities of
                                                        issuers in any particular industry, provided that
                                                        this limitation shall exclude securities issued or
                                                        guaranteed by the US Government or any of its
                                                        agencies or instrumentalities.
-----------------------------------------------------------------------------------------------------------
(i) The Fund may not sell "short" or maintain a         The restriction has been adopted as a non-
    "short position".                                   fundamental restriction and will be eliminated as
                                                        a fundamental restriction.

             Current Restrictions                              Proposed Restrictions
--------------------------------------------------------------------------------------------------------
(j) The Fund may not invest for the purpose of         The restriction has been adopted as a non-
    controlling or managing any company.               fundamental restriction and will be eliminated as
                                                       a fundamental restriction.
--------------------------------------------------------------------------------------------------------
(k) The Fund may not write or purchase put, call,      The restriction will be eliminated.
    straddle or spread options, except that the Fund
    may sell covered call options listed on a national The Fund has adopted the following non-
    securities exchange or quoted on Nasdaq, and       fundamental policy: The Manager must seek
    purchase closing call options so listed or quoted. Board approval to invest in any new type of option if it is of the type the Fund has not
                                                       previously utilized.
--------------------------------------------------------------------------------------------------------
(l) The Fund may not invest in securities issued by    The restriction will be eliminated.
    other investment companies, except in
    connection with a merger, consolidation,
    acquisition or reorganization or for the purpose
    of hedging the Fund's obligations under its
    deferred compensation plan for directors.
--------------------------------------------------------------------------------------------------------
(m) The Fund may not invest more than 5% of the        The restriction will be eliminated.
    value of its total assets, at market value, in
    securities of any company which, with its
    predecessors, has been in operation less than
    three continuous years, provided, however, that
    securities guaranteed by a company that
    (including predecessors) has been in operation at
    three continuous years shall be excluded from
    this calculation.
--------------------------------------------------------------------------------------------------------
(n) The Fund may not mortgage or pledge any of its     The restriction will be eliminated.
    assets, except to effect permitted borrowings of
    up to 15% of its total assets on a secured basis
    and except to enter into escrow arrangements in
    connection with the sales of permitted call
    options.
--------------------------------------------------------------------------------------------------------

                                                                ----------------
                                                                   FIRST CLASS
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                     PROXY
                                                                    TABULATOR
                                                                ----------------









PROXY
                           SELIGMAN CAPITAL FUND, INC.
                                 100 PARK AVENUE
                               NEW YORK, NY 10017


                  **** CONTROL NUMBER:                  ****

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN CAPITAL FUND, INC., to be held September 25, 2002 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees to the Board of Directors and FOR all proposals. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. Your Vote is Important. Complete, sign and return this card as soon as possible. Mark each vote with an X in the box. (Continued on the reverse side)



                                            DATED _________________  , 2002

                                            ____________________________________



                                            ____________________________________
                                               Signature(s) (if jointly held)

                                             Please sign exactly as your name(s)
                                             appear(s) on this proxy. Only one
                                             signature is required in case of a
                                             joint account. When signing in a
                                             representative capacity, please
                                             give title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

--------------------------------------------------   ---------------------------------------------------
            VOTE BY TELEPHONE                                   VOTE ON THE INTERNET
  1. Read the Proxy Statement and have this           1. Read the Proxy Statement and have this
     card on hand                                        card on hand
  2. Call toll-free 1-800-690-6903                    2. Go to www.proxyweb.com
  3. Enter the control number shown on the reverse    3. Enter the control number shown on the reverse
     side and follow the simple instructions             side and follow the simple instructions
  4. Keep this card for your records                  4. Keep this card for your records
--------------------------------------------------   ---------------------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X)
PLEASE DO NOT USE FINE POINT PENS.


The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.  ELECTION OF DIRECTOR NOMINEES:                                                   FOR           WITHHOLD      WITHHOLDING
                                                                                 all nominees    all nominees     AUTHORITY
    01)  John R. Galvin       05)  John E. Merow         09)  James Q. Riordan                                     for individual
    02)  Paul C. Guidone      06)  Betsy S. Michel       10)  Robert L. Shafer                                     nominees listed
    03)  Alice S. Ilchman     07)  William C. Morris     11)  James N. Whitson
    04)  Frank A. McPherson   08)  Leroy C. Richie       12)  Brian T. Zino           0                0               0    1.

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                                                        FOR   AGAINST  ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP as Auditors.                               0       0        0    2.
3.     To approve amendments to the Management Agreement between the Fund and the Manager                0       0        0    3.
       to increase the management fee payable by the Fund to the Manager and to change the method of computing the fee rate.
4(a).  To approve amendments to the Fund's fundamental restriction regarding investments in              0       0        0    4(a).
       commodities.
4(b).  To approve amendments to the Fund's fundamental restriction regarding the purchase of             0       0        0    4(b).
       securities on margin.
4(c).  To approve amendments to the Fund's fundamental restriction regarding borrowing.                  0       0        0    4(c).
4(d).  To approve amendments to the Fund's fundamental restriction regarding lending.                    0       0        0    4(d)
4(e).  To approve amendments to the Fund's fundamental restriction regarding underwriting.               0       0        0    4(e).
4(f).  To approve amendments to the Fund's fundamental restriction regarding purchases or sales of       0       0        0    4(f).
       real estate.
4(g).  To approve amendments to the Fund's fundamental restriction regarding diversification.            0       0        0    4(g).
4(h).  To approve amendments to the Fund's fundamental restriction regarding industry concentration.     0       0        0    4(h).
4(i).  To approve the elimination of the Fund's fundamental restriction regarding short sales.           0       0        0    4(i).
4(j).  To approve the elimination of the Fund's fundamental restriction regarding control or management  0       0        0    4(j).
       of any company.
4(k).  To approve the elimination of the Fund's fundamental restriction regarding transactions in        0       0        0    4(k).
       options.
4(l).  To approve the elimination of the Fund's fundamental restriction regarding investment in other    0       0        0    4(l).
       investment companies.
4(m).  To approve the elimination of the Fund's fundamental restriction regarding unseasoned companies.  0       0        0    4(m)
4(n).  To approve the elimination of the Fund's fundamental restriction regarding mortgages and          0       0        0    4(n).
       pledges.



                            YOUR VOTE IS IMPORTANT.
        Please complete, sign and return this card as soon as possible.

                          Seligman Capital Fund, Inc.
                                  Managed by
                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                          SELIGMAN CAPITAL FUND, INC.

         Notice of Special Meeting of Shareholders and Proxy Statement

 Time: September 25, 2002
       10:00 A.M.

Place: Offices of the Fund
       100 Park Avenue
       New York, NY 10017

 Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You may also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.

                                  [LOGO] J&WS